News Release

National Penn Bancshares, Inc. Reports Fourth Quarter
And Full Year 2009 Financial Results

Scott V. Fainor Appointed President & CEO and Director;
Reports Fourth Quarter Core Loss of $0.04 Per Share After Increase in Loan Loss Reserve;
One-time Non-cash Charge of $275 Million to Strengthen Balance Sheet

Media Contact:	Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:	Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

BOYERTOWN, PA., January 28, 2010 -- Thomas A. Beaver, Chairman of the Board of National Penn Bancshares, Inc. (Nasdaq: NPBC)  announced that Scott V. Fainor has been appointed President & CEO of National Penn and has been elected to the Board of Directors, effective January 27, 2010. Glenn E. Moyer, as a transition to retirement, will continue with National Penn as a special advisor to Mr. Fainor for a period of time.

“The Board and I wish to thank Glenn Moyer for his contributions to National Penn over the past years,” said Mr. Beaver.  “The strategies that he and his team developed and executed helped make National Penn the respected financial institution that it is today.”  Mr. Fainor said, “I thank Glenn for his executive leadership, his dedication and involvement in business and the community, and I look forward to his ongoing support in his transition to retirement.”

For the fourth quarter 2009, National Penn recorded a loss totaling $283.3 million, representing a loss of $2.25 per common share.  The $275 million non-cash goodwill impairment charge resulted in $2.19 of the loss.   Exclusive of all non-core items, the fourth quarter core loss was $0.04 per common share.  For the full year 2009, National Penn reported a net loss of $356.4 million.  After payment of dividends on preferred stock issued to the U.S. Treasury under its Capital Purchase Program, this represents a loss of $3.61 per common share, compared to net income of $31.9 million, or $0.42 per diluted common share, for the year 2008.

Mr. Fainor commented that National Penn’s strong capital levels allowed it to take the following proactive steps to strengthen the balance sheet:
•
A non-cash goodwill impairment charge of $275.0 million.  While this charge affected short-term earnings, it has no impact on National Penn’s regulatory capital ratios or tangible book value. Based upon its periodic testing, National Penn took this action as a result of several factors, including continued trading value of its stock relative to book value and certain events in the quarter more fully described in this release.  This charge is not directly attributed to any specific National Penn acquisition.

•
A provision for loan losses of $47.0 million, which resulted in an overall increase in the allowance for loan and lease losses to $146.3 million, representing 2.43% of total loans and 116.29% of non-performing loans.

•
The sale of a portfolio of underperforming shared national credit loans, which resulted in a pre-tax loss of $6.0 million ($3.9 million after tax).  National Penn has improved its overall credit quality through the divestiture of $47.4 million of lower quality assets as part of the $63.8 million of loan commitments sold.

In regard to National Penn’s performance, Mr. Fainor commented, “With the support of our Board of Directors, we are focused on shareholder value.  The actions we took in 2009 had a negative impact on short-term profitability, but have significantly strengthened our balance sheet and positioned National Penn for improved results in 2010 and beyond.”  He noted that National Penn remains in a strong capital position following the $225 million in common equity raised in 2009.

The net interest margin, as reclassified, increased during the fourth quarter 2009 to 3.29% from 3.24% in the third quarter 2009.  Fee income categories continued to perform well, and expenses remained well controlled, aside from significant increases in FDIC insurance premiums.

Considering the conversion of certain business money market deposits to cash management accounts, deposit growth was higher for the full year 2009 by 7.7%.  Our deposit market share in Pennsylvania improved to 9th rank versus 11th rank in 2008.  Additionally, National Penn improved to rank 1st in Berks and Centre counties, and maintained the 1st and 2nd ranks in Northampton and Lehigh counties, respectively.   This performance continues to reflect management’s execution of its funding strategies and customer confidence in the overall strength of National Penn.

For the full year 2009, National Penn was an active lender, originating loans to new and existing customers in excess of $1.0 billion. However,  total loans outstanding declined from year end 2008 by 4.6% due to repayments of loans from existing borrowers, sales of mortgage production in the secondary market, lower levels of loan demand, and loan charge-offs.  National Penn has a strong cross-sell culture between its banking subsidiaries, wealth affiliates, and insurance affiliates which is expected to accelerate growth in fee income, loans, and deposits.

National Penn’s Board of Directors approved a first quarter cash dividend of one cent per share, payable on February 17, 2010 to shareholders of record on February 6, 2010.  This compares to one cent per share paid in the fourth quarter 2009.

On January 27, 2010, National Penn Bank entered into a memorandum of understanding with its primary regulator principally due to its current level of classified assets.  Under this informal agreement, National Penn Bank has agreed to develop and implement initiatives to enhance the oversight of problem assets, enhance its process for the allowance for loan and lease losses, and strengthen its internal loan review and credit administration functions.  Many of these initiatives are in various stages of completion.  Additionally, National Penn Bank has agreed to achieve (by March 31, 2010) and maintain a Tier 1 leverage ratio of at least 8.0%, and to maintain a Tier 1 risk-based capital ratio of at least 10.0% and a total risk-based capital ratio of at least 12.0%.  At December 31, 2009, National Penn Bank’s capital ratios were 7.86%, 11.21% and 12.47% respectively.

“National Penn’s board and senior management remain committed to taking proactive steps to address the challenges that National Penn, like others in our industry, continue to face,” Mr. Fainor commented.  He noted that National Penn has a focused effort to enhance the strength of its balance sheet, as illustrated by the disposal of its entire CDO portfolio, the strengthening of its loan and lease loss reserve during the year, and the raising of $225 million in common equity.  Additionally, over the past several months, National Penn has developed an enterprise-wide “self-improvement plan” that is intended to define, guide, coordinate and oversee the execution of strategies to improve the financial strength of the company.  Through these initiatives, National Penn has already begun taking the steps to provide the financial strength necessary for its future success and growth.

__________
# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with $9.5 billion in assets, is the fourth largest bank holding company based in Pennsylvania.  In addition, wealth assets under administration or management amount to $9.0 billion.

Headquartered in Boyertown, National Penn operates 127 offices. It has 124 community banking offices in Pennsylvania and one office in Maryland through National Penn Bank and its HomeTowne Heritage Bank, KNBT and Nittany Bank divisions. National Penn also has two offices in Delaware through its wholly-owned subsidiary Christiana Bank & Trust Company.

National Penn’s financial services affiliates consist of National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.;  Institutional Advisors LLC; National Penn Insurance Services Group, Inc., including its Higgins Insurance division; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”.   Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures:

This release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance.  One such measure, annualized return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity.  Banking and financial institution regulators also exclude goodwill and intangibles from shareholders’ equity when assessing the capital adequacy of a financial institution. The other such measure, core net income (or core earnings), excludes the effects of non-cash, after-tax unrealized gains and losses.  Management believes the presentation of these financial measures excluding the impact of the specified items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.  In the case of annualized return on average tangible equity, it provides a method to assess management’s success in utilizing the company’s tangible capital.  In the case of core net income (or core earnings), it provides a method to assess earnings performance, which excludes discretionary and/or infrequently occurring items.  This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s inability to successfully implement its “self-improvement plan”, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, continued deterioration in the credit quality of certain loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate, competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

National Penn Bancshares, Inc.

Exchange Listing Nasdaq "NPBC"

Financial Highlights (unaudited)
(Dollars in thousands, except per share data)
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2009	2008	% Change	2009	2008	% Change
STATEMENTS OF CONDITION
Total assets				$9,483,910	$9,403,431	0.86%
Investment securites				2,180,541	$1,919,889	13.58%
Loans and leases				6,024,501	6,315,874	-4.61%
Deposits				6,738,852	6,389,886	5.46%
Short-term borrowings				744,223	651,307	14.27%
Long-term borrowings				889,211	1,083,963	-17.97%
Shareholders' equity				1,069,468	1,179,995	-9.37%
Book value per share				8.51	14.62	-41.80%
Common book value per share				7.33	12.83	-42.87%
EARNINGS
Total interest income	$103,948	$115,613	-10.09%	$421,143	$466,236	-9.67%
Total interest expense	36,503	52,515	-30.49%	168,634	213,498	-21.01%
Net interest income	$67,445	63,098	6.89%	$252,509	252,738	-0.09%
Provision for loan and lease losses	47,000	18,500	154.05%	154,025	32,497	373.97%
Net interest income after provision
for loan and lease losses	$20,445	44,598	-54.16%	$98,484	220,241	-55.28%
Other income	26,247	(46,204)	-156.81%	(1,520)	22,758	-106.68%
Other expenses	337,119	59,704	464.65%	508,616	216,531	134.89%
Income (loss) before income taxes	$(290,427)	(61,310)	373.70%	(411,652)	26,468	-1655.28%
Income taxes	(9,227)	(25,546)	-63.88%	(63,613)	(5,803)	996.24%
Net income (loss)	(281,200)	(35,764)	686.26%	(348,039)	32,271	-1178.49%
Preferred dividends/accretion of preferred discount	(2,095)	(417)	402.40%	(8,340)	(417)	1900.00%
Net income (loss) available to common shareholders	$(283,295)	$(36,181)	682.99%	$(356,379)	$31,854	-1218.79%

PERFORMANCE RATIOS
Net yield on earning assets	3.29%	3.33%	-0.95%	3.18%	3.47%	-8.41%
Return on average assets	-11.41%	-1.53%	646.97%	-3.59%	0.36%	-1088.11%
Return on average total shareholders' equity	-82.16%	-13.20%	522.40%	-27.92%	3.28%	-950.15%
Return on average total tangible equity (1)	-144.25%	-28.83%	400.37%	-52.94%	7.51%	-804.64%

PER SHARE
Basic earnings available to common shareholders	$(2.25)	$(0.45)	400.84%	$(3.61)	$0.42	-962.54%
Diluted earnings available to common shareholders	(2.25)	(0.45)	400.84%	(3.61)	0.42	-968.83%
Dividends per common share	0.01	0.17	-94.12%	0.28	0.68	-59.00%
Average shares - basic	125,697,822	79,341,618	58.43%	98,818,526	76,185,375	29.71%
Average shares - diluted	125,697,822	79,341,618	58.43%	98,818,526	76,740,859	28.77%

(1) Reconciliation Tables for Non-GAAP Financial Measures

Return on average shareholders' equity	-82.16%	-13.20%		-27.92%	3.28%
Effect of goodwill and intangibles	-62.08%	-15.62%		-25.02%	4.23%
Return on average tangible equity	-144.25%	-28.82%		-52.94%	7.51%
Average tangible equity excludes acquisition
related average goodwill and intangibles:
Average shareholders' equity	$1,357,801	$1,077,773		$1,246,537	$982,619
Average goodwill and intangibles	(584,375)	(584,221)		(589,133)	(553,098)
Average total tangible equity	$773,426	$493,552		$657,405	$429,521

Net Income available to common shareholders	$(283,295)	$(36,181)		$(356,379)	$31,854
After tax goodwill impairment charge	275,000	-		275,000	-
After tax other than temporary impairment
charge on investments	1,407	51,672		66,164	64,672
After tax (gain) loss on investment securities	(188)	(8)		1,858	(437)
After tax unrealized fair market value (gain) loss on
NPB Capital Trust II Preferred Securities	(2,385)	(4,243)		2,878	(7,811)
After tax fraud loss	-	2,925		-	2,925
After tax insurance proceeds	-	-		(2,618)	-
After tax FDIC special assessment	-	-		3,006	-
After tax (gain) loss on sale of wealth unit	(797)	-		(797)	-
After tax (gain) loss on sale of SNC loans	3,921	-		3,921	-
After tax SERP accrual	1,300	-		1,300	-
Core net income (loss) available to common shareholders	$(5,037)	$14,165		$(5,667)	$91,203

Earnings per share	$(2.25)	$(0.45)		$(3.61)	$0.42
After tax goodwill impairment charge	2.19	-		2.78	-
After tax other than temporary impairment
charge on investments	0.01	0.65		0.67	0.84
After tax (gain) loss on investment securities	(0.00)	(0.00)		0.02	(0.01)
After tax unrealized fair market value (gain) loss on
NPB Capital Trust II Preferred Securities	(0.02)	(0.05)		0.03	(0.10)
After tax fraud loss	-	0.04		-	0.04
After tax insurance proceeds	-	-		(0.03)	-
After tax FDIC special assessment	-	-		0.03	-
After tax (gain) loss on sale of wealth unit	(0.01)	-		(0.01)	-
After tax (gain) loss on sale of SNC loans	0.03	-		0.04	-
After tax SERP accrual	0.01	-		0.01	-
Core net income (loss) available to common shareholders	$(0.04)	$0.18		$(0.06)	$1.19

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/09

PAGE: 1 OF 5	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Cash & Cash Equivalents	$603,257	$400,191	$348,371	$389,024	$195,830
Held to Maturity Securities	601,923	612,214	653,184	299,645	326,090
Securities Available for Sale	1,578,618	1,636,023	1,504,155	1,614,393	1,593,799
Total Securities	2,180,541	2,248,237	2,157,339	1,914,038	1,919,889
Total Cash and Securities	2,783,798	2,648,428	2,505,710	2,303,062	2,115,719
Loans & Leases Held for Sale	18,028	9,279	23,326	17,806	3,605
Loans & Leases Held for Investment	6,006,473	6,190,405	6,283,523	6,347,246	6,312,269
Total Loans and Leases	6,024,501	6,199,684	6,306,849	6,365,052	6,315,874
Loan and Lease Loss Reserve	(146,271)	(125,490)	(98,313)	(86,273)	(84,006)
Premises and Equipment, net	112,744	113,712	114,635	116,885	119,924
Premises Held for Sale	812	812	812	812	3,768
Bank Owned Life Insurance	198,131	197,132	196,001	194,883	193,811
Goodwill	281,624	555,789	555,964	556,031	558,252
Other Intangibles	30,943	32,854	33,654	35,557	37,496
Total Intangible Assets	312,567	588,643	589,618	591,588	595,748
Unconsolidated Investments Under the Equity Method	12,821	11,718	13,279	12,966	11,874
Other Real Estate Owned and Repossessed Assets	4,208	826	1,359	1,862	1,552
Other Assets	180,599	104,845	127,963	132,205	129,167
Total Assets	$9,483,910	$9,740,310	$9,757,913	$9,633,042	$9,403,431

BALANCE SHEET - LIABILITIES ($000s)
Interest-bearing Deposits	$5,985,202	$6,080,203	$6,070,056	$5,929,420	$5,596,617
Noninterest-bearing Deposits	753,650	718,459	741,598	730,814	793,269
Borrowings	1,501,027	1,414,817	1,525,578	1,584,684	1,607,290
Subordinated Debt (Trust Preferred Securities)	132,407	136,076	129,827	129,877	127,980
Other Liabilities	42,156	30,649	74,231	82,145	98,280
Total Liabilities	$8,414,442	$8,380,204	$8,541,290	$8,456,940	$8,223,436

BALANCE SHEET - EQUITY ($000s)
Preferred Stock	$147,920	$144,738	$144,517	$144,297	$144,076
Common Stock	1,225,636	1,227,032	1,072,921	1,019,548	1,003,110
Retained (Deficit) Earnings	(302,121)	(16,908)	52,143	65,765	65,194
Accumulated Other Comprehensive income (loss)	(1,967)	5,244	(52,958)	(53,508)	(32,385)
Treasury Stock	-	-	-	-	-
Total Shareholders Equity	$1,069,468	$1,360,106	$1,216,623	$1,176,102	$1,179,995

MEMO ITEMS
Held to Maturity Securities (Fair Value)	$603,915	$635,398	$618,282	$271,423	$284,608
Common Book Value Per Share	$7.33	$9.67	$11.23	$12.43	$12.83
Total Book Value Per Share	$8.51	$10.82	$12.74	$14.17	$14.62
Tangible Common Book Value Per Share	$4.84	$4.99	$5.05	$5.30	$5.45
Tangible Total Book Value Per Share	$6.02	$6.14	$6.57	$7.04	$7.24
EOP Common Shares Outstanding (excluding Treasury shares)	125,713,668	125,658,738	95,507,091	83,005,701	80,731,751
Treasury Shares Held By Company	-	-	-	-	-
Common Stock Dividends (total $ in period)	$1,257	$4,085	$4,199	$13,800	$13,805
Dividends per Common Share	$0.0100	$0.0500	$0.0500	$0.1700	$0.1725
Number of Shares to be Repurchased in Plans	-	-	-	-	-
Number of Shares Repurchased During Period	-	-	-	-	-
Average Price of Repurchased Shares	$-	$-	$-	$-	$-

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/09
PAGE: 2 OF 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
INCOME STATEMENT ($000s)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	12/30/2009	12/30/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income	$103,948	$105,385	$105,848	$105,962	$115,613	$421,143	$466,236
Interest Expense	36,503	40,042	44,768	47,321	52,515	168,634	213,498
Net Interest Income	67,445	65,343	61,080	58,641	63,098	252,509	252,738
Provision for Loan and Lease Losses	47,000	52,000	37,500	17,525	18,500	154,025	32,497
Net Interest Income after Provision for Loan and Lease Losses	20,445	13,343	23,580	41,116	44,598	98,484	220,241
Wealth Management Income	7,406	7,670	7,232	6,615	7,543	28,923	31,905
Service Charges on Deposits	6,141	6,247	6,071	5,800	6,685	24,259	25,150
Cash Management and Electronic Banking Fees	4,237	4,041	3,995	3,648	3,826	15,921	14,386
Mortgage Banking Income	1,337	1,884	2,834	2,420	856	8,475	3,307
Insurance Commissions and Fees	3,970	3,771	4,016	3,957	3,691	15,714	15,378
Bank Owned Life Insurance Income	1,441	1,131	1,275	1,072	1,217	4,919	6,341
Equity in Unconsolidated Investments	1,706	(525)	314	1,091	1,550	2,586	4,546
Net gains (losses) from Fair Value changes	3,669	(6,249)	51	(1,898)	6,527	(4,427)	12,017
Net gains (losses) on Investment Securities	289	(863)	-	(2,284)	12	(2,858)	672
Total Impairment Losses on Investment Securities	(2,165)	(84,704)	(7,136)	(7,785)	n/a	(101,790)	-
Non Credit-related Impairment on Securities not Expected to be Sold	-	-	-	-	n/a	-	-
Net Impairment Losses on Investment Securities	(2,165)	(84,704)	(7,136)	(7,785)	(79,496)	(101,790)	(99,496)
Other Non-Interest Income	(1,784)	3,315	2,659	2,568	1,385	6,758	8,552
Total Non-Interest Income (Loss)	26,247	(64,282)	21,311	15,204	(46,204)	(1,520)	22,758
Salaries, Wages and Employee Benefits	30,864	30,505	32,249	32,017	30,807	125,635	123,332
Net Premises and Equipment Expense	7,962	8,104	7,335	8,598	7,108	31,999	32,550
Amortization of Intangibles	1,912	1,899	1,903	1,940	1,996	7,654	7,523
Goodwill Impairment	275,000	-	-	-	-	275,000	-
Other Non-Interest Expense	21,381	15,672	16,540	14,138	15,293	67,731	48,626
FDIC Insurance special assessment	-	-	4,625	-	-	4,625	-
Fraud Expense (Recovery)	-	(4,028)	-	-	4,500	(4,028)	4,500
Total Non-Interest Expense	337,119	52,152	62,652	56,693	59,704	508,616	216,531
Net Income (Loss) Before Taxes	(290,427)	(103,091)	(17,761)	(373)	(61,310)	(411,652)	26,468
Income Tax (Benefit) Expense	(9,227)	(40,000)	(10,213)	(4,173)	(25,546)	(63,613)	(5,803)
Net Income (Loss)	(281,200)	(63,091)	(7,548)	3,800	(35,764)	(348,039)	32,271
Preferred dividends/accretion of preferred discount	(2,095)	(2,096)	(2,095)	(2,054)	(417)	(8,340)	(417)
Net Income (Loss) available to Common Shareholders	$(283,295)	$(65,187)	$(9,643)	$1,746	$(36,181)	$(356,379)	$31,854

Net Interest Income (FTE)	$73,007	$70,972	$66,777	$64,437	$68,952	$275,192	$273,659

EARNINGS PER SHARE:

Basic earnings (loss)	$(2.24)	$(0.63)	$(0.09)	$0.05	$(0.45)	$(3.52)	$0.42
Basic earnings (loss) available to common shareholders	$(2.25)	$(0.65)	$(0.11)	$0.02	$(0.45)	$(3.61)	$0.42
Diluted earnings (loss)	$(2.24)	$(0.63)	$(0.09)	$0.05	$(0.45)	$(3.52)	$0.42
Diluted earnings (loss) available to common shareholders	$(2.25)	$(0.65)	$(0.11)	$0.02	$(0.45)	$(3.61)	$0.42
Average Shares Basic	125,697,822	100,064,355	87,415,723	81,497,806	79,341,618	98,818,526	76,185,375
Average Shares Diluted	125,697,822	100,064,355	87,415,723	81,891,272	79,341,618	98,818,526	76,740,859

SUPPLEMENTAL DATA ($000s)
Return on Avg. Assets (annualized)	-11.41%	-2.57%	-0.31%	0.16%	-1.53%	-3.59%	0.36%
Return on Avg.Total Equity (annualized)	-82.16%	-20.01%	-2.52%	1.31%	-13.20%	-27.92%	3.28%
Return on Avg. Common Equity (annualized)	-91.98%	-22.63%	-2.87%	1.49%	-13.61%	-31.59%	3.31%
Return on Avg. Total Tangible Equity (annualized)	-144.25%	-37.82%	-4.97%	2.64%	-28.83%	-52.94%	7.51%
Return on Avg. Common Tangible Equity (annualized)	-177.50%	-48.40%	-6.52%	3.51%	-30.86%	-67.87%	7.66%

Reconciliation Table for Non-GAAP Financial Measures
Return on average total shareholders' equity	-82.16%	-20.01%	-2.52%	1.31%	-13.20%	-27.92%	3.28%
Effect of goodwill and intangibles	-62.08%	-17.81%	-2.45%	1.33%	-15.62%	-25.02%	4.23%
Return on average total tangible equity	-144.25%	-37.82%	-4.97%	2.64%	-28.83%	-52.94%	7.51%
Average total tangible equity excludes acquisition related average goodwill and intangibles:
Average total shareholders' equity	$1,357,801	$1,250,619	$1,199,198	$1,176,494	$1,077,773	$1,246,537	$982,619
Average goodwill and intangibles	(584,375)	(588,842)	(590,593)	(592,816)	(584,221)	(589,133)	(553,098)
Average total tangible equity	$773,426	$661,777	$608,605	$583,678	$493,552	$657,405	$429,521

Return on average common shareholders' equity	-91.98%	-22.63%	-2.87%	1.49%	-13.61%	-31.59%	3.31%
Effect of goodwill and intangibles	-85.52%	-25.77%	-3.65%	2.02%	-17.25%	-36.29%	4.35%
Return on average common tangible equity	-177.50%	-48.40%	-6.52%	3.51%	-30.86%	-67.87%	7.66%
Average common tangible equity excludes acquisition related average goodwill and intangibles:
Average common shareholders' equity	$1,212,916	$1,105,988	$1,054,790	$1,031,883	$1,045,212	$1,101,903	$974,435
Average goodwill and intangibles	(584,375)	(588,842)	(590,593)	(592,816)	(584,221)	(589,133)	(553,098)
Average common tangible equity	$628,541	$517,146	$464,197	$439,067	$460,991	$512,770	$421,337

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/09

PAGE: 3 of 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
CHARGEOFFS ($000s)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	12/31/2009	12/31/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs	$28,524	$29,202	$27,759	$16,044	$18,946	$101,529	$33,552
Recoveries on Loans	(2,305)	(4,379)	(2,299)	(786)	(756)	(9,769)	(4,280)
Net Loan Chargeoffs	$26,219	$24,823	$25,460	$15,258	$18,190	$91,760	$29,272
Net Loan Chargeoffs to Average Loans (non-annualized)	0.43%	0.40%	0.40%	0.24%	0.29%	1.46%	0.49%

NET CHARGE OFF ASSETS-DETAIL
Commercial, Financial and Agricultural	$(11,529)	$(11,819)	$(14,791)	$(6,597)	$(10,901)
Real Estate-Permanent	(8,522)	(2,485)	(3,029)	6	(378)
Real Estate-Construction	(3,493)	(7,835)	(5,038)	(1,234)	(4,103)
Leases	(38)	19	(274)	(88)	-
Residential Mortgages	(1,089)	(860)	(978)	(565)	(1,534)
Consumer	(1,322)	(1,688)	(1,235)	(6,633)	(1,048)
Overdraft	(226)	(155)	(115)	(147)	(226)
Net Loans Charged-off	$(26,219)	$(24,823)	$(25,460)	$(15,258)	$(18,190)

	AS OF	AS OF	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans	$122,516	$116,418	$119,615	$59,871	$31,972
Renegotiated Loans	576	589	603	614	623
Loans 90+ Days Past Due & Still Accruing	2,694	3,113	2,763	2,659	2,991
Total Non-performing Loans	$125,786	$120,120	$122,981	$63,144	$35,586
Other Real Estate Owned & Repossessed Assets	4,208	826	1,359	1,862	1,552
Total Non-performing Assets	$129,994	$120,946	$124,340	$65,006	$37,138
Allowance for Loan and Lease Losses	$146,271	$125,490	$98,313	$86,273	$84,006
Coverage Ratio	116.3%	104.5%	79.9%	136.6%	236.1%
Classified Loans	$501,485	$483,163	$375,842	$263,332	$196,349
Classified Loans to Total Loans	8.32%	7.79%	5.96%	4.14%	3.11%

NON PERFORMING ASSETS-DETAIL
Commercial, Financial and Agricultural	$40,618	$42,226	$38,416	$26,479	$11,657
Real Estate-Permanent	19,277	15,255	10,332	2,327	1,730
Real Estate-Construction	46,832	43,497	56,567	18,357	10,884
Leases	396	461	445	789	600
Residential Mortgages	12,800	8,934	7,543	6,155	3,950
Consumer	6,842	6,796	7,624	7,402	4,557
Loans Past Due 90+Days	2,694	3,113	2,763	2,659	2,991
Total Other Repossessed Assets	535	664	650	838	769
Total Non-performing Assets + Loans 90 Days Past Due	$129,994	$120,946	$124,340	$65,006	$37,138

	AS OF	AS OF	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital	$809,218	$827,685	$809,600	$764,426	$741,622
Tier 1 Ratio (%)	12.65%	12.46%	11.31%	10.44%	10.65%
Total Capital (Tier 1 + Tier 2)	$889,968	$911,234	$899,239	$854,019	$825,628
Total Capital Ratio (%)	13.92%	13.72%	12.56%	11.61%	11.85%
Total Risk-Adjusted Assets	$6,394,468	$6,642,041	$7,160,809	$7,324,455	$6,965,197
Tier 1 Leverage Ratio	8.88%	9.00%	8.80%	8.62%	8.50%
Tangible Common Equity to Tangible Assets	6.64%	6.85%	5.26%	4.87%	5.00%
Tangible Equity to Tangible Assets Ratio	8.25%	8.43%	6.84%	6.46%	6.84%

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/09

PAGE: 4 of 5	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$985,357	$1,098,501	$1,139,020	$1,182,486	$1,192,357
Commercial Real Estate	1,833,069	1,787,829	1,845,085	1,840,278	1,808,017
Residential Mortgage (including multi-family)	1,430,027	1,443,030	1,481,807	1,515,548	1,526,276
Real Estate Construction and Land Development	534,315	637,231	626,816	617,853	588,458
Home Equity (revolving and 2nd lien)	806,556	804,415	800,122	800,304	791,975
Consumer (Loans to Individuals)	252,028	254,909	244,048	235,228	228,438
Other Loans	183,149	173,769	169,951	173,355	180,353
Total Loans (net of unearned)	6,024,501	6,199,684	6,306,849	6,365,052	6,315,874
Investment Securities	2,180,541	2,248,237	2,157,339	1,914,038	1,919,889
Other Earning Assets	496,535	289,670	245,328	299,645	38,946
Total Earning Assets (net of loan loss reserve)	$8,555,306	$8,612,101	$8,611,203	$8,492,462	$8,190,703

Deposit Breakdown:
Savings	$414,886	$395,965	$393,163	$382,705	$362,709
NOW Accounts	1,284,143	1,221,170	1,127,352	967,221	1,010,532
Money Market Accounts	1,675,369	1,700,338	1,666,807	1,719,492	1,591,130
CDs $100m or less	1,615,569	1,630,528	1,709,667	1,730,061	1,760,030
CDs greater than $100m	995,235	1,132,202	1,173,067	1,129,941	872,216
Total Int. Bearing Deposits	5,985,202	6,080,203	6,070,056	5,929,420	5,596,617
Short-Term Borrowings	744,223	635,911	683,409	653,805	651,307
Long-Term Debt	889,211	914,982	971,996	1,060,756	1,083,963
Total Int. Bearing Liabilities	$7,618,636	$7,631,096	$7,725,461	$7,643,981	$7,331,887

Loan Breakdown: (Internal)
Commercial Real Estate
Non Owner Occupied
- Permanent	$831,127	$836,718	$846,291	$782,840	$770,663
- Construction / Development	406,331	443,775	481,965	494,224	453,462
Commercial & Industrial
Business Purpose, Real Estate secured	1,052,096	1,046,236	1,041,668	1,112,769	1,140,578
Business Purpose, not secured by Real Estate	1,091,578	1,202,023	1,240,604	1,292,103	1,291,629
Owner Occupied Commercial Real Estate
- Permanent	589,455	595,849	609,192	582,611	553,720
- Construction / Development	52,710	53,976	58,453	46,036	40,952
Leasing	17,304	18,351	18,442	19,205	20,246
Residential Mortgage (personal purpose)
Perm	833,721	839,459	868,149	891,142	907,125
Construction	12,275	14,037	14,305	17,583	19,073
Retail
Home Equity Loans and Direct Installment loans	487,793	510,178	531,757	565,284	606,625
Home Equity Lines of Credit	297,652	280,813	262,521	239,794	212,468
Private Banking Credit Lines	171,582	172,113	166,542	157,734	159,774
Indirect Vehicle loans	141,829	144,158	138,017	130,279	125,276
Other	39,045	41,998	28,944	33,448	14,283
Total Loans	$6,024,501	$6,199,684	$6,306,849	$6,365,052	$6,315,874

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/09

BALANCE AND YIELD/COST ANALYSIS:	AS OF		AS OF		AS OF		AS OF		AS OF		YTD		YTD
	12/31/2009		9/30/2009		6/30/2009		3/31/2009		12/31/2008		12/31/2009		12/31/2008
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	YTD Avg Bal	Yield	YTD Avg Bal	Yield

Total Loans (net of unearned)	$6,137,362	5.42%	$6,280,351	5.38%	$6,365,343	5.39%	$6,366,859	5.47%	$6,267,958	6.10%	$6,286,831	5.41%	$5,939,448	6.42%
Investment Securities	2,244,878	4.51%	2,167,261	4.72%	1,972,633	5.24%	1,946,768	5.39%	1,953,569	5.16%	2,083,933	4.94%	1,919,549	5.48%
Interest Bearing Deposits and Fed Funds Sold	410,679	0.22%	243,596	0.25%	400,828	0.21%	92,227	0.14%	26,811	0.83%	284,855	0.22%	24,964	2.53%

Total Earning Assets	8,792,919	4.94%	8,691,208	5.07%	8,738,804	5.12%	8,405,854	5.39%	8,248,338	5.86%	8,655,619	5.13%	7,883,961	6.18%
Total Earning Assets (net of loan loss reserve)	8,661,393	5.02%	8,582,628	5.13%	8,645,644	5.17%	8,316,706	5.45%	8,163,407	5.92%	8,550,469	5.19%	7,803,165	6.24%
Total Assets	9,775,612	4.45%	9,724,872	4.53%	9,790,331	4.57%	9,461,229	4.79%	9,312,607	5.19%	9,686,673	4.58%	8,874,914	5.49%

Savings	405,132	0.33%	396,626	0.28%	387,596	0.27%	370,302	0.35%	365,925	0.47%	390,028	0.31%	362,185	0.56%
NOW Accounts	1,212,744	0.56%	1,162,730	0.58%	1,110,985	0.82%	973,386	0.83%	973,959	1.18%	1,115,747	0.69%	900,092	1.31%
Money Market Accounts	1,704,247	1.11%	1,695,479	1.10%	1,708,680	1.25%	1,672,706	1.63%	1,592,120	2.14%	1,693,218	1.27%	1,585,939	2.37%
Certificates	2,730,493	2.34%	2,822,447	2.72%	2,935,996	3.08%	2,722,419	3.37%	2,594,983	3.50%	2,802,915	2.87%	2,367,451	3.87%

Total Int. Bearing Deposits	6,052,616	1.50%	6,077,282	1.70%	6,143,257	1.98%	5,738,813	2.24%	5,526,987	2.50%	6,001,908	1.85%	5,215,667	2.74%

Non-Interest Bearing Deposits	741,254		737,745		736,155		709,490		762,598		731,122		731,142
Total Deposits	6,793,870	1.34%	6,815,027	1.52%	6,879,412	1.77%	6,448,303	1.99%	6,289,585	2.20%	6,733,030	1.65%	5,946,809	2.40%

Short-Term Borrowings	694,000	1.74%	644,753	1.83%	634,077	1.92%	670,436	2.19%	766,184	2.68%	660,825	1.92%	726,708	2.89%
Long-Term Borrowings	904,083	4.66%	946,017	4.62%	995,619	4.58%	1,072,044	4.56%	1,105,217	4.53%	978,889	4.60%	1,117,499	4.44%
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	8,391,953	1.73%	8,405,797	1.89%	8,509,108	2.11%	8,190,783	2.34%	8,160,986	2.56%	8,372,744	2.01%	7,791,016	2.74%
Total Int. Bearing Liabilities	7,650,699	1.89%	7,668,052	2.07%	7,772,953	2.31%	7,481,293	2.57%	7,398,388	2.82%	7,641,622	2.21%	7,059,874	3.02%

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.34%		3.28%		3.10%		3.14%		3.36%		3.22%		3.51%
Net Yield on Earning Assets: (Margin)		3.29%		3.24%		3.06%		3.11%		3.33%		3.18%		3.47%

Pro Forma - Net Yield on Earning Assets (net of loan loss reserve): (Margin) prior to reclass of Federal Reserve Bank balances to Interest Bearing Deposits		3.48%		3.35%		3.22%		3.16%		3.36%		3.31%		3.51%
Pro Forma - Net Yield on Earning Assets: (Margin) prior to reclass of Federal Reserve Bank balances to Interest Bearing Deposits		3.43%		3.31%		3.19%		3.13%		3.33%		3.27%		3.47%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State	Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices	124		124		124		124		124
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1		1		1		1		1
Total Number of ATMs	133		136		138		138		138

MD
Total Number of Banking Offices	1		1		1		1		1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	0		0		0		0		0
Total Number of ATMs	1		1		1		1		1

DE
Total Number of Banking Offices	2		2		2		2		2
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1		1		1		1		1
Total Number of ATMs	2		2		2		2		2

TOTAL
Total Number of Banking Offices	127		127		127		127		127
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	2		2		2		2		2
Total Number of ATMs	136		139		141		141		141

EOP Employees (Full Time Equivalent)	1,756		1,779		1,825		1,785		1,780

Wealth Assets:
Assets under administration	8,989,419		8,471,813		8,133,044		7,851,843		7,912,771
Assets under management (included above)	2,199,946		2,549,386		2,426,525		2,280,512		2,414,271